UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒      Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CLEAR SECURE, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

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Your **Vote** Counts!

CLEAR SECURE, INC.

2024 Annual Meeting
Vote by June 12, 2024
11:59 PM ET



CLEAR

CLEAR SECURE, INC.
85 10TH AVE
9TH FLOOR
NEW YORK, NY 10011

V38041-P02356

You invested in CLEAR SECURE, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 13, 2024.**

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 30, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 13, 2024
8:00 a.m., Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/YOU2024

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of the following nominees as directors: **Nominees:** 01) Caryn Seidman Becker 02) Kenneth Cornick 03) Michael Z. Barkin 04) Jeffery H. Boyd 05) Tomago Collins 06) Shawn Henry 07) Kathryn Hollister 08) Adam Wiener	For
2. Ratification of the appointment of our independent registered public accounting firm.	For
3. Approval of, on an advisory basis, the compensation of our named executive officers.	For
4. Approval of an amendment to the Clear Secure, Inc. Second Amended and Restated Certificate of Incorporation to limit the liability of certain officers to reflect 2022 amendments to the Delaware General Corporation law.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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V38042-P02356